November 5, 2019

ULTIMUS MANAGERS TRUST

STRALEM EQUITY FUND

Supplement to the Prospectus

Dated February 28, 2019

This supplement updates certain information contained in the Prospectus for the Stralem Equity Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or Statement of Additional Information, free of charge, please contact the Fund toll free at 1-866-822-9555.

The following changes are made in the sub-section of the Risk/Return Summary, entitled “Fees and Expenses” to eliminate the Redemption Fee.

The following table replaces, in its entirety, the table entitled “Shareholder Fees (fees paid directly from your investment)” on page 2 of the Prospectus:

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Contingent Deferred Sales Charge (Load)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None

If you have any questions regarding the Fund, please call 1-866-822-9555.

Investors should retain this supplement for future reference.